                                                                    EXHIBIT 10.5


                                                                [EXECUTION COPY]



                      MASTER AMENDMENT NO. 1 TO AMENDED AND
            RESTATED PARTICIPATION AGREEMENT AND AMENDED AND RESTATED
                       MASTER LEASE AND OPEN-END MORTGAGE

            This AMENDMENT NO. 1 TO AMENDED AND RESTATED PARTICIPATION AGREEMENT AND AMENDED AND RESTATED MASTER LEASE AND OPEN-END MORTGAGE (this "Amendment"), is entered into as of September 30, 1999, among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), as the Representative, Construction Agent, Parent Guarantor and a Lessee (in its capacity as Representative, the "Representative"; in its capacity as Construction Agent, the "Construction Agent"; in its capacity as Parent Guarantor, the "Parent Guarantor" and together with the Guarantors listed on the signature page to the Guaranty (each a "Guarantor") and the Structural Guarantors, the "Guarantors"; and, in its capacity as Lessee, a "Lessee"); certain subsidiaries of BEI that are signatories hereto, as Lessees; BANK OF MONTREAL GLOBAL CAPITAL SOLUTIONS, INC. (formerly known as BMO LEASING (U.S.), INC.), a Delaware corporation, as a Lessor (together with any permitted successors and assigns thereto, each a "Lessor" and collectively the "Lessors") and as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"); the various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; BANK OF MONTREAL, a Canadian banking organization ("BMO"), as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders, as Arranger and Syndication Agent (collectively, the "Parties").


                                R E C I T A L S:


         The Parties entered into an Amended and Restated Participation Agreement (the "Participation Agreement") dated as of August 28, 1998, amending and restating the Participation Agreement dated as of March 21, 1997.

         The Agent Lessor, the Lessees and the Representative entered into an Amended and Restated Master Lease and Open-End Mortgage (the "Lease") dated as of August 28, 1998, amending and restating the Master Lease and Open-End Mortgage dated as of March 21, 1997.

         The Parties wish to amend certain provisions of the Participation Agreement and the Lease as set forth herein to reflect the changes made to the Morgan Credit Agreement and provide additional collateral to the Lenders.

                               A G R E E M E N T:

                  NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Defined Terms; References. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in Appendix A to the Participation Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Participation Agreement.

                  2. Amended Defined Terms. (a) The following defined terms in Appendix A to the Participation Agreement are hereby amended in their entirety to read as follows:

         "Additional Lender Property" shall mean any of the Properties listed in
         Schedule V-1 to the Participation Agreement, in each case as previously disclosed to and approved by the Lenders.

         "Additional Mortgage" means, with respect to each Additional Lender Property, each Mortgage and Fixture Filing and any and all other security instruments in appropriate recordable form sufficient to grant the Agent Lessor, on behalf of the Lessors, a first priority Lien on such Additional Lender Property.

         "Adjusted Consolidated Debt" means at any date the sum, without duplication, of (i) all liabilities of the Representative and its Subsidiaries at such date of the types classified as "current liabilities: short-term borrowings", "current liabilities: current portion of long-term obligations," "long-term obligations" and, to the extent arising out of claims made by governmental authorities relating to reimbursement obligations or settlements thereof, "other liabilities and deferred items" on the consolidated balance sheet included in the Base Financials (including any Subordinated Notes), (ii) all guarantees at such date of obligations of other issuers (other than guarantees outstanding on the Amendment No. 1 Effective Date of obligations outstanding on the Amendment No. 1 Effective Date, in amounts not in excess of $79,375,000 and reported in the Base Financials) and (iii) an amount equal to the product of eight multiplied by the Consolidated Rental Expense for the four fiscal quarters of the Representative most recently completed on or prior to such date.";

         "Amendment No. 1 Effective Date" means the date upon this amendment becomes effective in accordance with its terms.

         "Assignment of Additional Mortgage" means, with respect to each Additional Lender Property, each assignment of mortgage from Agent Lessor, on behalf of the Lessors, to the Administrative Agent, on behalf of the Lenders, in form and substance satisfactory to the Agent Lessor.

         "Attributable Debt" means, on any date, in respect of any lease of the Representative or any of its Subsidiaries entered into as part of a Sale and Leaseback Transaction, (i) if such lease is a lease that is required to be capitalized in accordance with GAAP, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (ii) if such lease is not a lease that is required to be capitalized in accordance with GAAP, the capitalized amount of the remaining lease payments under such lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were a lease that is required to be capitalized in accordance with GAAP.

         "Encore Facility" means the Term Loan Agreement, dated as of December 30, 1985, as amended, among Encore Nursing Center Partners. Ltd. - 85, a New York limited partnership, Beverly Health and Rehabilitation Services, Inc., the Representative and The Bank of New York.

         "Final Settlement" means the execution and delivery of settlement agreements among the Representative (and, in some cases, certain of its Subsidiaries), the United States Department of Health and Human Services and the United States Department of Justice finally settling the claims and allegations referred to in the first four paragraphs under "Item 1. Legal Proceedings" of the Representative's quarterly report on Form 10-Q for the quarter ended June 30, 1999, as filed with the Securities and Exchange Commission.

         "Lessor Margin" means, with respect to the Lessor Amounts on any day, the percentage set forth below opposite the Pricing Category in effect for such date for the applicable type of Lessor Amount:


           Pricing Category              LIBO Margin              Base Rate Margin
           ----------------              -----------              ----------------


                  I                         2.125%                     1.125%
                  II                        2.375%                     1.375%
                  III                       2.75%                      1.75%
                  IV                        3.0%                       2.0%
                  V                         3.25%                      2.25%

         "Loan Margin" means, with respect to the Loans on any day, the percentage set forth below opposite the Pricing Category in effect for such day for the applicable type of Loan:


           Pricing Category              LIBO Margin              Base Rate Margin
           ----------------              -----------              ----------------

                  I                          1.625%                    0.625%
                  II                         1.875%                    0.875%
                  III                        2.25%                     1.25%
                  IV                         2.5%                      1.5%
                  V                          2.75%                     1.75%

         "PNC Facility" means the Amended and Restated Reimbursement Agreement, dated as of June 20, 1997, as amended, by and among Beverly Health, Beverly Enterprises - Massachusetts, Inc., Beverly Enterprises
         - Pennsylvania, Inc. and Beverly Enterprises - Ohio, Inc. as Borrowers therein and PNC Bank, National Association as the Issuer of Letter of Credit therein.

         "Sale and Leaseback Transaction" has the meaning set forth in Section 10.2(m).

                  (b) The definition of "Base Financials" shall be amended by deleting each reference to the year "1997" and substituting therefore a reference to the year "1998".

                  (c) The definition of "Operative Documents" shall be amended by (i) deleting the word "and" at the end of clause (q) therein, (ii) deleting the period at the end of clause (r) and replacing same with a semi-colon, and (iii) adding "(s) the Assignment of Additional Mortgages; and (t) the Additional Mortgages." at the end thereof.

                  (d) The definitions set forth in Schedule IV to the Participation Agreement are amended as follows:

                           (i) the definition of "Pricing Ratio" shall be deleted in its entirety and replaced with the following:

                                    "Pricing Ratio" means the ratio of Adjusted
                                    Consolidated Debt to Consolidated EBITDAR;

                           (ii) the reference to "2.50" in the definition of "Category I Pricing" shall be deleted and replaced with "3.50";

                           (iii) the reference to "2.25" in the definition of
                  "Category II Pricing" shall be deleted and replaced with "4.0";

                           (iv) the reference to "2.00" in the definition of "Category III Pricing" shall be deleted and replaced with "4.5"; and

                           (v) the reference to "1.75" in the definition of "Category IV Pricing" shall be deleted and replaced with "5.0".

                  3. Payments Regarding Additional Lender Property. Section 7.7(a) of the Participation Agreement is hereby amended by adding the following language at the end thereof prior to the period:

                           "; provided, however, that any payment received by
                  the Administrative Agent with regard to the Additional Lender Property shall be distributed pro rata among the Lenders"

                  4. Representations and Warranties. Section 8.2 of the Participation Agreement is hereby amended as follows:

                            (a) Section 8.2(e) is hereby amended by (i) deleting
                  each reference therein to the year "1997" and replacing same with the year "1998" and (ii) adding the following at the end thereof:

                                            The unaudited consolidated balance
                                    sheets of the Representative and its
                                    Consolidated Subsidiaries as of June 30,
                                    1999 and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for the six months then ended, set forth in the Representative's June 30, 1999 Form 10-Q, a copy of which has been delivered to each Lender, each Lessor, the Lessor Agent and the Administrative Agent, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the Base Financials, the consolidated financial position of the Representative and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such six month period (subject to normal year-end adjustments, the absence of footnote disclosure and condensation pursuant to the rules of the Securities and Exchange Commission).

                           (b) Section 8.2(f) is hereby amended by deleting such
                  section in its entirety and replacing same with the following:

                                            (f) No Material Adverse Change.
                                    Except for the matters referred to in the first four paragraphs under "Item 1. Legal Proceedings" in the Representative's June 30, 1999 Form 10-Q, since December 31, 1998 there has been no material adverse change in the business, financial position, results of operations or prospects of the Representative and its Consolidated Subsidiaries, considered as a whole.

                           (c) Section 8.2(i) is hereby amended by (i) deleting
                  each reference therein to the year "1997" and replacing same with the year "1998,", (ii) adding the phrase "the first four paragraphs under Item 1. Legal Proceedings in" between the words "or" and "the" on the second line thereof and (iii) replacing "June 30, 1998" with "June 30, 1999" on the third line thereof;

                           (d) The following Section 8.2(z) shall be added after
                  Section 8.2(y):

                                            (z) Year 2000 Compliance. The
                                    Representative has (i) initiated a review and assessment of all areas within the business and operations of the Representative and each of its Subsidiaries (including those areas affected by suppliers and vendors) that could be adversely affected by the "YEAR 2000 PROBLEM" (that is, the risk that computer applications used by it or any of its Subsidiaries (or their respective suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented such plan in accordance with such timetable. The Representative reasonably believes that all computer applications (including those of suppliers and vendors) that are material to the business or operations of the Representative or any of its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions for all dates before and from and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on the business, financial position, results of operations or prospects of the Representative and its Consolidated Subsidiaries, taken as a whole."

                  5. Affirmative Covenants of the Representative. Section 10.1 of the Participation Agreement is hereby amended by adding the following Section 10.1(l) at the end thereof:

                                            (l) Additional Mortgages and
                                    Assignments of Additional Mortgages. On or prior to October 31, 1999:

                                    (i)           The applicable Lessee shall
                                            have delivered to the Agent Lessor
                                            all UCC financing statements as the
                                            Agent Lessor or any other Lessor may
                                            reasonably request appropriately
                                            completed and executed for filing in
                                            the applicable jurisdiction in order
                                            to protect the Agent Lessor's and
                                            Lenders' interest in the Additional
                                            Lender Property;

                                    (ii)          Each of the Participants shall
                                            have received (x) evidence
                                            reasonably satisfactory to it that
                                            each of (i) Additional Mortgages and
                                            Assignment of Additional Mortgages
                                            in the forms acceptable to the
                                            Lessor Agent, has been duly
                                            executed, delivered and has been or
                                            are being recorded in the
                                            appropriate jurisdictional records
                                            with respect to each Additional
                                            Lender Property and create and
                                            perfect valid Liens as intended
                                            therein and (ii) the Additional
                                            Financing Statements have been, or
                                            are being, recorded in a manner
                                            sufficient to properly perfect each
                                            of their interests therein and (y)
                                            copies of file search reports from
                                            the Uniform Commercial Code filing
                                            officer in the jurisdiction in which
                                            is located such Additional Lender
                                            Property, setting forth the results
                                            of such Uniform Commercial Code file
                                            searches;

                                    (iii)         The Representative shall have
                                            delivered to the Administrative
                                            Agent and the Agent Lessor a
                                            commitment to deliver an ALTA
                                            lenders title insurance policy
                                            covering each Additional Lender
                                            Property in favor of the Agent
                                            Lessor, the Administrative Agent and
                                            the Participants, respectively, such
                                            policy in form satisfactory to the
                                            Agent Lessor and Administrative
                                            Agent, with such customary
                                            endorsements and affirmative
                                            assurances issued by the title
                                            company as a routine matter, if
                                            requested by the Agent Lessor or the
                                            Administrative Agent; and

                                    (iv)          The Agent Lessor and the
                                            Administrative Agent shall have
                                            received (i) an opinion of counsel
                                            qualified with respect to the laws
                                            of the jurisdiction in which the
                                            Additional Lender Properties are
                                            situated, addressed to the
                                            Administrative Agent, the Agent
                                            Lessor, each Lender and each Lessor,
                                            substantially in the form
                                            satisfactory to the Agent Lessor and
                                            Administrative Agent and (ii) if
                                            requested by the Agent Lessor and
                                            the Administrative Agent, opinions
                                            from such other counsel and covering
                                            such issues as they may reasonably
                                            request.

                  6. Negative Covenants of the Representative. Section 10.2 of the Participation Agreement is hereby amended as follows:

                           (a) Section 10.2(a) is hereby amended by deleting
                  such section in its entirety and replacing same with the following:

                                            (a) Minimum Consolidated Net Worth.
                                    Permit Consolidated Net Worth of the
                                    Representative to be less than 90% of
                                    Consolidated Net Worth at June 30, 1999 plus
                                    (i) 50% of the aggregate positive
                                    Consolidated Net Income (excluding any
                                    consolidated net loss) of BEI and its
                                    Consolidated Subsidiaries for each fiscal quarter ending after June 30, 1999 plus (ii) 50% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by BEI's board of directors), received by BEI from the issuance and sale after June 30, 1999 of any capital stock of BEI (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Debt of BEI into capital stock of BEI after June 30, 1999.

                           (b) Section 10.2(b) of the Participation Agreement is
                  hereby amended in its entirety to read as follows:

                                    (b) Fixed Charge Coverage Ratio. Permit the
                                    Fixed Charge Coverage Ratio at any date
                                    during the periods specified below to be less than the ratio set forth below opposite the period in which such date falls:



                                                              Period                              Ratio
                                                              ------                              -----

                                      Amendment No. 1 Effective Date through                   1.15 to 1.0
                                      (and including) June 29, 2003

                                      June 30, 2003 and thereafter                             1.25 to 1.0

                           (c) Section 10.2(c) of the Participation Agreement is
                  hereby amended in its entirety to read as follows:

                                    (c) Adjusted Consolidated Debt Ratio. Permit
                           the Adjusted Consolidated Debt Ratio at any date during the periods specified below to be more than the ratio set forth below opposite the period in which such date falls:



                                                           Period                                 Ratio
                                                           ------                                 -----

                                Amendment No. 1 Effective Date through (and including)         5.75 to 1.0
                                September 29, 2000

                                September 30, 2000 and thereafter through (and including)      5.50 to 1.0
                                June 29, 2002

                                June 30, 2002 through (and including) June 29, 2003            5.00 to 1.0

                                June 30, 2003 through (and including) and thereafter           4.50 to 1.0


                           (d) Section 10.2(f)(vi) is hereby amended by deleting
                  such section in its entirety and replacing same with the following:

                                            (vi) the Representative may make any
                                    such payment or distribution if, after
                                    giving effect thereto, the aggregate amount of all such payments or distributions made after the Amendment No. 1 Effective Date (including, without limitation, any such payments or distributions permitted under subclause (ii)(A) or clause (iv) above) does not exceed (A) on any date on and after the Final Settlement on which (x) no Event of Default shall have occurred and be continuing or shall result from such payment and (y) the ratio of (x) Adjusted Consolidated Debt to (y) Consolidated EBITDAR is (I) less than 5.00 to 1.00 but not less than 4.75 to 1.00, $25,000,000,
                                    (II) less than 4.75 to 1.00 but not less than 4.50 to 1.00, $30,000,000, and (III)
                                    less than 4.50 to 1.00, $40,000,000 and (B)
                                    on any other date, $10,000,000.

                           (e) Section 10.2(g) is hereby amended by (i) adding,
                  at the end of clause 1 thereof prior to the semicolon, the words ", including, without limitation, Liens created under the PNC Facility and the Encore Facility and Liens (other than Liens of the types referred to in clauses 4, 7, 9) to the extent such Liens constitute refinancing of Liens permitted under such clauses 4 and 7 or 12 existing on the Amendment No. 1 Effective Date securing Indebtedness and other obligations outstanding on the Amendment No. 1 Effective Date" and (ii) replacing the amount "$50,000,000" in clauses 13 and 15 thereof with the amount "$25,000,000".

                           (f) Section 10.2(i) is hereby amended by deleting the word "Incur" on the first line thereof and replacing same with "With respect to the Representative's and each Lessee's Subsidiaries only, such Subsidiaries will not incur"

                           (g) Section 10.2(i)(6) is hereby amended by deleting
                  the reference to "$150,000,000" and replacing same with "$100,000,000".

                           (h) Section 10.2(i)(14) is hereby amended by deleting
                  the reference to "$75,000,000" and replacing same with "$20,000,000".

                           (i) Section 10.2 is hereby amended by adding the
                  following Section 10.2(l) and (m) after Section 10.2(k):

                                            (l) Consolidated Gross Capital
                                    Expenditures. Permit Consolidated Gross
                                    Capital Expenditures for any of the fiscal years set forth below, to exceed the amount indicated opposite such fiscal year:


                                      Fiscal Year Ending                     Amount
                                      ------------------                     ------
                                    December 31, 1999                     $120,000,000

                                    December 31, 2000                     $120,000,000

                                    December 31, 2001                     $125,000,000

                                    To the extent that Consolidated Gross
                                    Capital Expenditures for any fiscal year set forth above are less than the applicable amount specified in the table, the difference may be carried forward to the next fiscal year (and for this purpose, Consolidated Gross Capital Expenditures in any subsequent fiscal year shall be applied, first, to any such carry-forward amount and, second, to the specified amount for such year).

                                            (m) Sale and Leaseback Transactions.
                                    Enter into, or permit any of its
                                    Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, which property has been owned by the Representative and its Subsidiaries for more than 180 days, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (each, a "SALE AND LEASEBACK TRANSACTION"), except for Sale and Leaseback Transactions the aggregate amount of Attributable Debt in respect of which does not exceed $20,000,000 at any time outstanding.

                  7. Events of Default. Section 16.1 of the Lease is hereby amended by (a) deleting the word "or" at the end of Section 16.1(m), (b) deleting the period at the end of Section 16.1(n) and replacing same with a semi-colon and (c) adding the following Sections 16.1(o) and (p) at the end thereof:

                           (o) any of the Additional Mortgages or Assignment of
                  Additional Mortgages shall at any time after the date on which same are executed and delivered fail to create or assign Liens in favor of the parties intended thereunder and in the priorities intended thereunder; or

                           (p) the terms of the Final Settlement shall require
                  payments by the Representative and its Subsidiaries to the United States Federal government and agencies and instrumentalities thereof (I) in the aggregate in excess of $225,000,000, (ii) up-front in excess of $30,000,000 or (iii)
                  with a final maturity of less than eight (8) year.;"

                  8. Effective Date. Subject to Section 10 below, this Amendment shall be effective and the Participation Agreement and Lease amended as of September 30, 1999, as if entered into on such date.

                  9. Representations and Warranties. To induce the Administrative Agent, the Agent Lessor and the Participants to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each of the Beverly Entities that is a party hereto represents and warrants to each of the Administrative Agent, the Agent Lessor and the Participants that:

                           (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                           (b) the Participation Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                           (c) the execution, delivery and performance by such Beverly Entity of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (l) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Morgan Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this subsection (c);

                           (d) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

                           (e) all the representations and warranties contained in Section 8.2 of the Participation Agreement (after giving effect to this Amendment) are true and correct in all material respects with the same force and effect as if made by such Beverly Entity on and as of the date hereof.

                  10. Conditions to Effectiveness of this Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied to the satisfaction of the Agent Lessor, the Administrative Agent and each Participant (the conditions precedent are for the benefit of the Agent Lessor, the Administrative Agent and each Participant only):

                                    (i)          The Agent Lessor, the
                                            Administrative Agent and the
                                            Participants shall have received
                                            executed counterparts of this
                                            Amendment, duly executed by the
                                            Beverly Entities party hereto;

                                    (ii)         The Agent Lessor, the
                                            Administrative Agent and the
                                            Participants shall have received
                                            evidence satisfactory to them that
                                            the Morgan Credit Agreement has been
                                            amended in form and substance
                                            satisfactory to the Administrative
                                            Agent, the Agent Lessor and the
                                            Participants;

                                    (iii)        The representations and
                                            warranties of the Beverly Entities
                                            set forth in Section 8 hereof are
                                            true and correct on and with respect
                                            to the date hereof; and

                                    (iv)         The Administrative Agent shall
                                            have received a fee for the account
                                            of the Participants in connection
                                            with the Participants' agreement to
                                            the terms of this Amendment equal to
                                            .20% multiplied by each
                                            Participant's Commitment.


         Upon receipt of all of the foregoing, this Amendment shall become effective.

                  11. Payment of Fees and Expenses. The Representative agrees to pay upon demand, the reasonable fees and expenses of Mayer, Brown & Platt, counsel to the Lessors, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment and all reasonable fees and expenses attendant to any filing, registration, recording or perfection of any Lien contemplated hereby.

                  12. Effect of Amendment. The Parties agree that upon the effectiveness of this Amendment as provided in Section 10 except as amended hereby or hereafter, the Participation Agreement and any and all other agreements, documents, certificates and other instruments executed in connection therewith shall remain in full force and effect in accordance with their terms, and any reference to the Participation Agreement shall be deemed to be a reference to the Participation Agreement as amended by this Amendment.

                  13. Amendment to Schedules and Exhibits. Schedule V-1 and Exhibits I and J shall be added to the Participation Agreement in the forms attached hereto


                  14. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  15. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        BEVERLY ENTERPRISES, INC., as
                                        Representative, Construction Agent,
                                        Parent Guarantor and a Lessee


                                        By
                                          --------------------------------------
                                           Name:
                                           Title:


                                        BANK OF MONTREAL, as Arranger,
                                        Administrative Agent and as a Lender


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        BANK OF MONTREAL GLOBAL CAPITAL
                                        SOLUTIONS, INC., as Agent Lessor and as
                                        a Lessor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        TORONTO-DOMINION (TEXAS), INC., as a
                                        Lender


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                                        BANK OF AMERICA, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        VANTAGE HEALTHCARE CORPORATION, as
                                        Lessee and Structural Guarantor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        PETERSEN HEALTH CARE, INC., as Lessee
                                        and Structural Guarantor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        BEVERLY SAVANA CAY MANOR, INC., as
                                        Lessee and Structural Guarantor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        BEVERLY ENTERPRISES - GEORGIA, INC., as
                                        Lessee and Structural Guarantor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                                        BEVERLY ENTERPRISES - CALIFORNIA, INC.,
                                        as Lessee and Structural Guarantor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        BEVERLY ENTERPRISES - ARKANSAS, INC., as
                                        Lessee and Structural Guarantor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        BEVERLY ENTERPRISES - FLORIDA, INC., as
                                        Lessee and Structural Guarantor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        BEVERLY HEALTH AND REHABILITATION
                                        SERVICES, INC., as Lessee and Structural
                                        Guarantor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        BEVERLY ENTERPRISES - WASHINGTON, INC.,
                                        as Lessee and Structural Guarantor


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                                  Schedule V-1


                              Additional Properties




FACILITY #        FACILITY NAME                     CITY               COUNTY                 STATE
----------        -------------                     ----               ------                 -----

2272              Lincoln Hills Health Care         Tell City          Perry                  IN

2046              Fontanbleu Nursing Center         Bloomington        Monroe                 IN

3678              Woodland Convalescent Center      Newburgh           Warrick                IN